TAMARACK FUNDS TRUST

Tamarack Mid Cap Growth Fund

Supplement dated April 8, 2009 to the Prospectus for the Tamarack Equity Funds dated January 28, 2009

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Performance Bar Chart for the Mid Cap Growth Fund – Class A on page 5 of the Prospectus should be deleted and replaced with the following bar chart:

Mid Cap Growth Fund – Class A
Calendar Year Total Returns
(Results in the bar chart do not reflect taxes and do not include a sales charge. If sales charges had been included, the returns would be less than those shown below.)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM-EQ PROSP – SUP 4/8/09